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Collateral Analysis
                                            Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
      FICO Low     FICO High      LTV      Current Balance    Current Balance      GWAC    % MI      FICO       DTI       LTV
      --------     ---------      ---      ---------------    ---------------      ----    ----      ----       ---       ---
          500          524       > 65%     207,369.56            3.22          8.203        0        512        40       78.55
          525          549       > 65%     198,625.59            2.15          8.024        0        536       41.68     78.11
          550          574       > 65%     217,787.80            6.15          7.537        0        564       41.33     83.36
          575          599       > 70%     160,981.11           12.19          7.246        0        589       41.13     83.47
          600          624       > 70%     173,469.72           25.74          7.283        0        612       41.56     84
          625          649       > 70%     192,384.04           28.77          7.1          0        638       40.83     83.49
          650          674       > 80%     123,643.34            8.49          8.143        0        662       42.01     93.76
          675          699       > 80%     114,845.14            5.83          8.105        0        684       38.33     94.41
          700          724       > 80%     110,237.04            3.58          8.053        0        710       40.44     94.11
          725          749       > 85%     99,065.86             1.89          8.143        0        737       42.05     96.08
          750          774       > 85%     130,300.21            1.41          8.17         0        759       40.7      94.37
          775          799       > 85%     100,394.13            0.5           8.475        0        786       41.43     97.19
          800          max       > 85%      90,448.55            0.09          8.648        0        805       43.91     96.92
Collateral Analysis

      FICO Low     FICO High      LTV     % SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only
      --------     ---------      ---     -----    -----     -----------     ----------   ---------     ------------   ----------
          500          524       > 65%    82.29    10.71       100             56.45        21.45          22.11            0
          525          549       > 65%    79.96    11.71        96.2           62.44        29.21           8.34           4.27
          550          574       > 65%    83.13     7.01        98.52          47.85        21.59          30.56           1.67
          575          599       > 70%    73.22    16.05        97.86          60.98        19.54          19.47          11.08
          600          624       > 70%    75.21    13.61        96.97          38.84        15.85          45.31          14.33
          625          649       > 70%    66.74    14.07        96.29          36.72        17.13          46.15          23.66
          650          674       > 80%    65.02    16.46        92.37          31.08        20.86          48.07          17.02
          675          699       > 80%    72.24     8.72        90.33          22.72        22.97          54.3           18.1
          700          724       > 80%    72.6     7.89         85.11          26.05        16.82          57.13          22.45
          725          749       > 85%    66.65    11.29        88.14          10.48         9.24          80.28          18.53
          750          774       > 85%    71.24     6.79        71.97          32.2          4.34          63.45           4.22
          775          799       > 85%    46.31     5.92        72.98          65.28         7.49          27.24           0
          800          max       > 85%    78.01     0           47.97          21.99        38.49          39.53           0



                                           Wtd Avg           Percent of        Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
       LTV Low      LTV High       DTI     Current Balance   Current Balance   GWAC      % MI       FICO       DTI       LTV
       -------      --------       ---    ---------------    ---------------   ----      ----       ----       ---       ---
          60%          64%       > 50%     316,553.54            2.38          6.918      0.00       578       51.76     61.39
          65%          69%       > 50%     192,461.52            0.96          7.399      0.00       534       52.40     68.00
          70%          74%       > 50%     418,049.80            7.32          6.599      0.00       669       53.11     71.22
          75%          79%       > 50%     257,673.26            9.67          6.840      0.00       609       53.65     77.05
          80%          84%       > 50%     225,255.02           44.54          6.649      0.00       643       53.37     80.14
          85%          89%       > 50%     256,462.72            5.78          6.982      0.00       609       52.93     85.00
          90%          94%       > 50%     262,788.00           12.50          7.002      0.00       647       53.94     90.44
          95%          99%       > 50%     229,040.12           10.32          7.636      0.00       633       53.59     95.03
         100% max                > 50%     63,678.79             6.53          9.925      0.00       651       53.81     100.00



       LTV Low      LTV High       DTI      % SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only
       -------      --------       ---    - -----    -----     -----------     ----------   ---------     ------------   ----------
          60%          64%       > 50%       74.73     0.00        100.00         25.27        35.80          38.93          0.00
          65%          69%       > 50%       64.93     0.00        100.00         35.07        64.93           0.00          0.00
          70%          74%       > 50%       40.82    44.74        100.00         41.77        20.08          38.15          0.00
          75%          79%       > 50%       41.01    23.00        84.48          40.45        45.35          14.20          0.00
          80%          84%       > 50%       65.20    13.36        92.41          58.96        19.48          21.55         12.57
          85%          89%       > 50%       70.73     0.00        97.42          74.90        22.52           2.58          0.00
          90%          94%       > 50%       79.66     0.00        73.08          72.46         6.00          21.54         12.29
          95%          99%       > 50%       42.60    26.44        77.71          46.39        53.61           0.00         13.36
         100% max                > 50%       62.99    23.06        93.73          48.44        30.11          21.45          0.00





                                            Wtd Avg              Percent of    Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
        DTI Low      DTI High      FICO    Current Balance    Current Balance  GWAC       % MI       FICO       DTI       LTV
        -------      --------      ----   ---------------    ---------------   ----       ----       ----       ---       ---
          20%          24%       < 525     203,105.01            0.34          8.627        0        511       23.11     78.84
          25%          29%       < 550     245,137.58            1.02          7.981        0        524       27.21     77.08
          30%          34%       < 575     193,116.26            2.74          7.925        0        543       32.56     76.77
          35%          39%       < 600     170,260.64            6.11          7.313        0        575       37.48     76.31
          40%          44%       < 625     194,857.98           22.85          7.406        0        590       42.34     80.37
          45%          49%       < 650     190,430.82           41.32          7.287        0        607       47.03     81.12
          50%          54%       < 675     187,290.43           21.73          7.237        0        617       51        82.7
          55%          max       < 700     226,981.69            3.88          6.899        0        621       56.28     83.32



        DTI Low      DTI High      FICO     % SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only
        -------      --------      ----     -----    -----     -----------     ----------   ---------     ------------   ----------
          20%          24%       < 525      33.44    54.65        88.09         100           0              0               0
          25%          29%       < 550      93.94     0          100             27.21        43.67          29.12           0
          30%          34%       < 575      88.43     4.33        93.97          54.09        10.92          34.99           0
          35%          39%       < 600      76.16    10.21        97.1           48.44        20.85          30.71          10.9
          40%          44%       < 625      81.32     9.04        98.31          40.88        16.79          42.33          10.4
          45%          49%       < 650      68.79    16.04        97.81          41.09        16.32          42.59          12.7
          50%          54%       < 675      69.81    11.34        97.08          46.55        19.62          33.83           8.23
          55%          max       < 700      51.88    20.01        78.51          53.37        40.23           6.4            6




                            Wtd Avg         Percent of       Wtd Avg         Wtd Avg     Wtd Avg   Wtd Avg
    FICO Low  FICO High   Current Balane  Current Balance     GWAC     % MI    FICO        DTI       LTV          % SFD      % PUD
     --------  --------- -------------  ----------------     -------   ----   ------      -----     -----         -----       -----
      500      524        218,586.99           3.17          7.940     0        513        39.34       74.51       74.83    10.98
      525      549        231,723.59           2.61          7.888     0        536        40.01       76.56       83.68     0.00
      550      574        232,089.80           4.86          7.649     0        565        38.91       84.22       78.88     9.89
      575      599        254,275.55           9.01          6.845     0        589        38.37       81.46       73.33    19.37
      600      624        188,858.94          15.37          6.946     0        612        41.12       81.93       72.71    20.67
      625      649        243,242.94          17.44          6.877     0        636        40.92       83.18       63.93    22.00
      650      674        253,317.69          17.14          6.740     0        661        39.48       84.54       65.12    13.94
      675      699        258,948.20          15.23          6.367     0        685        36.26       82.80       71.20    10.17
      700      724        190,184.70           6.89          6.284     0        711        40.26       83.73       73.33     9.23
      725      749        217,658.75           4.38          6.306     0        736        35.19       80.05       41.75    16.70
      750      774        285,532.48           2.30          6.161     0        763        35.14       74.99       78.75     8.47
      775      799        203,293.75           1.47          5.987     0        786        34.71       81.73       72.89     0.00
      800      max        139,244.94           0.11          8.000     0        800        42.00       92.00      100.00     0.00


    FICO Low  FICO High     % Owner Occ  % Full Do  % Ltd Doc  % Stated Do  % Int Only     % CA      % NY     % FL
     --------  ---------      --------   -------   ---------    ------     --------      -------     -----    ------
      500      524             92.13       0        100.00       0.00        0.00         52.63      0.00      28.32
      525      549            100.00       0        100.00       0.00        0.00         43.59      0.00      9.21
      550      574             96.88       0        100.00       0.00        2.84         46.86      0.00      26.63
      575      599             99.11       0        100.00       0.00       28.36         65.78      0.00      10.91
      600      624             98.14       0        100.00       0.00       24.86         42.57      1.97      4.25
      625      649             95.94       0        100.00       0.00       34.07         69.14      0.00      4.76
      650      674             91.27       0        100.00       0.00       41.31         59.59      0.00      6.27
      675      699             95.30       0        100.00       0.00       38.21         58.84      0.00      5.78
      700      724             95.16       0        100.00       0.00       50.19         58.33      8.08      0.00
      725      749             87.05       0        100.00       0.00       42.48         61.93      0.00      2.43
      750      774             100.00      0        100.00       0.00       25.83         82.95      0.00      0.00
      775      799             100.00      0        100.00       0.00       42.19         78.41      0.00      0.00
      800      max               0.00      0        100.00       0.00        0.00         0.00       0.00      0.00


IO LOANS

       FICO Low     FICO High  % SFD      % PUD      % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only   % CA
       --------     ---------  -----       -----     -----------     ----------   ---------     ------------   ----------   ----
          500          524
          525          549     100.00      0.00        100.00         100.00         0.00           0.00         100.00     0.00
          550          574     100.00      0.00        100.00          60.66        39.34           0.00         100.00     60.66
          575          599      81.44     12.46         98.54          53.65        46.35           0.00         100.00     63.68
          600          624      83.07      9.35         97.89          62.90        28.97           8.13         100.00     59.01
          625          649      69.36     16.08         99.66          70.22        25.04           4.73         100.00     57.61
          650          674      66.19     20.62        100.00          30.07        23.97          45.96         100.00     63.31
          675          699      70.06     19.42         97.16          21.27        22.56          56.17         100.00     60.08
          700          724      73.06     16.89         94.49          23.90        22.23          53.87         100.00     66.10
          725          749      70.03     14.79         95.97          26.30        15.12          58.58         100.00     71.31
          750          774      77.55      3.89         94.13          24.13        14.82          61.05         100.00     71.16
          775          799      27.85     17.07        100.00          54.96        26.75          18.29         100.00    100.00
          800          max      54.15      0.00        100.00          45.85         0.00          54.15         100.00    100.00


IO LOANS

       FICO Low     FICO High  % SFD      % PUD             % NY        % FL
       --------     ---------  -----       -----            ----        ----
          500          524
          525          549     100.00      0.00            100.00        0.00
          550          574     100.00      0.00              0.00       39.34
          575          599      81.44     12.46              5.03        3.47
          600          624      83.07      9.35              8.00        0.83
          625          649      69.36     16.08              5.78        5.35
          650          674      66.19     20.62              2.37        4.64
          675          699      70.06     19.42              4.80        1.99
          700          724      73.06     16.89              2.78        0.00
          725          749      70.03     14.79              4.70        0.86
          750          774      77.55      3.89              0.00        0.00
          775          799      27.85     17.07              0.00        0.00
          800          max      54.15      0.00              0.00        0.00

